SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549
                          ______________________

                                 FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported)
                              March 21, 2005


                         Dolphin productions, Inc.
           (Exact name of registrant as specified in its charter)

                                  Nevada
              (State or other jurisdiction of incorporation)

           0-50164                              87-0618756
    (Commission file number)           (IRS employer identification no.)

       2068 Haun Avenue
       Salt Lake City, UT                         84121
    (Address of principal executive offices)    (Zip code)


                              (801) 450-0716
           (Registrant's telephone number, including area code)



            This document contains a total of three (3) pages.

Item 8.01. Other Events

     On March 21, 2005, the Registrant issued a news release announcing the trial operation of its web site under its domain name
(dolphinproductions.net) and a related promotional event.   That news
release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and
Exhibits.

     a.   Financial Statements of Businesses Acquired.

          Not applicable.

     b.   Pro Forma Financial Information.

          Not applicable.

     c.   Exhibits.



     Number                   Description

      99.1       News release describing the trial operation of the
                  Company's web site.






                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                   DOLPHIN PRODUCTIONS, INC.



                                 By: /s/ Richard H. Casper
Date: March 21, 2005
                                Richard H. Casper
                                President, Chief Executive Officer,
                                Director